UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 December 4, 2018

Commission File Number of issuing entity: 333-218098-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or

organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-218098

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or

organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last

report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01   Other Events.

JPMorgan Chase & Co. (the “Firm”) has announced that its subsidiary banks, JPMorgan Chase Bank, N.A. (“JPMCB”) and Chase Bank USA, N.A. (“Chase USA”), have filed an application of merger (the “Merger Application”) with the Office of the Comptroller of the Currency (the “OCC”). The Merger Application contemplates that Chase USA will merge with and into JPMCB, with JPMCB as the surviving bank (the “Merger”). The Merger has been approved by the respective Boards of Directors of JPMCB and Chase USA, and the banks intend to enter into an Agreement and Plan of Merger. The proposed Merger is part of the Firm’s legal entity simplification initiatives.

Completion of the Merger, which is expected to occur in the second quarter of 2019, will be subject to approval of the Merger Application by the OCC and other customary closing conditions. The Merger may be abandoned by JPMCB and Chase USA at any time before completion.

If the Merger is consummated, and subject to the satisfaction of conditions set forth in the securitization documents, JPMCB will succeed Chase USA as (i) sponsor, originator, administrator and servicer of Chase Issuance Trust (“CHAIT”), the issuing entity of the CHASEseries notes and (ii) sole member of Chase Card Funding LLC, the depositor and transferor of CHAIT.

A copy of the press release issued by JPMorgan Chase & Co. relating to the Merger is attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit
99	JPMorgan Chase & Co. Press Release dated December 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC
as Depositor of the Chase Issuance Trust

By:	/s/ Simon Braeutigam
Name: Simon Braeutigam
Title: Chief Executive Officer

Date: December 4, 2018